EXHIBIT 99.1

FOR IMMEDIATE RELEASE
NMI Holdings, Inc. Reports Record Third Quarter 2017 Financial Results
EMERYVILLE, CALIF., November 1, 2017 -- NMI Holdings, Inc. (Nasdaq: NMIH) today reported net income of $12.3 million, or $0.21 per share, for the third quarter ended September 30, 2017. This compares with net income of $6.0 million, or $0.10 per share, in the prior quarter, and net income of $6.2 million, or $0.10 per share, in the third quarter of 2016.
Bradley Shuster, Chairman and CEO of National MI, said, "In the third quarter, National MI delivered record financial results, including record new insurance written of $6.1 billion, record net premiums earned of $44.5 million, and record pre-tax income of $19.5 million. We were also pleased to deliver annualized return-on-average equity of 9.8%. National MI continued to build its portfolio of high-quality insurance in force at a rate that leads our industry, and we continued to make significant strides in customer development, activating 25 new customers in the third quarter and 98 new customers for the year-to-date.”

•	As of September 30, 2017, the company had primary insurance-in-force of $43.3 billion, up 12% from $38.6 billion at the prior quarter end and up 53% over $28.2 billion as of September 30, 2016.

•
Premiums earned for the quarter were $44.5 million, including $4.3 million attributable to cancellation of single premium policies, which compares with $37.9 million, including $3.8 million related to cancellations, in the prior quarter. Premiums earned in the third quarter of 2017 were up 40% over premium revenue of $31.8 million in the same quarter a year ago, which included $5.8 million related to cancellations.

•	NIW mix was 79% monthly premium product, which compares with 81% in the prior quarter and 71% in the third quarter of 2016.

•
Total underwriting and operating expenses in the third quarter were $24.6 million. This compares with total underwriting and operating expenses of $28.0 million, including approximately $3.1 million of fees and expenses associated with the issuance of Insurance-Linked Notes in the prior quarter and $24.0 million in the same quarter a year ago.

•	Claims expense for the quarter was $1.0 million, resulting in a loss ratio of 2.1%.

•	At quarter-end, cash and investments were $713 million, including $62 million at the holding company, and book equity was $511 million, equal to $8.53 per share.

•	At quarter-end, the company had total PMIERs available assets of $495 million, which compares with risk-based required assets under PMIERs of $356 million.

EXHIBIT 99.1

	Quarter Ended	Quarter Ended	Quarter Ended	Change	Change
	9/30/2017	6/30/2017	9/30/2016	Q/Q	Y/Y
Primary Insurance-in-Force ($billions)	43.26	38.63	28.22	12%	53%
New Insurance Written - NIW ($billions)
Monthly premium	4.83	4.10	4.16	18%	16%
Single premium	1.28	0.94	1.70	36%	-25%
Total	6.11	5.04	5.86	21%	4%

Premiums Earned ($millions)	44.52	37.92	31.81	17%	40%
Underwriting & Operating Expense ($millions)	24.65	28.05	24.04	-12%	3%
Loss Expense ($millions)	0.96	1.37	0.66	-30%	45%
Loss Ratio	2.1%	3.6%	2.1%
Cash & Investments ($millions)	713	694	686	3%	4%
Book Equity ($millions)	511	495	430	3%	19%
Book Value per Share	8.53	8.27	7.28	3%	17%

Conference Call and Webcast Details
The company will hold a conference call and live webcast at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time. The webcast will be available on the company's website, www.nationalmi.com, in the "Investor Relations" section. The call also can be accessed by dialing (888) 734-0328 in the U.S., or (914) 495-8578 for international callers using Conference ID: 1906690, or by referencing NMI Holdings, Inc.

About National MI
National Mortgage Insurance Corporation (National MI), a subsidiary of NMI Holdings, Inc. (NASDAQ: NMIH), is a U.S.-based, private mortgage insurance company enabling low down payment borrowers to realize home ownership while protecting lenders and investors against losses related to a borrower's default. To learn more, please visit www.nationalmi.com.

Cautionary Note Regarding Forward-Looking Statements
Certain statements contained in this press release or any other written or oral statements made by or on behalf of the Company in connection therewith may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (Securities Act), Section 21E of the Securities Exchange Act of 1934, as amended (Exchange Act), and the U.S. Private Securities Litigation Reform Act of 1995 (PSLRA). The PSLRA provides a "safe harbor" for any forward-looking statements. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements, including any statements about our expectations, outlook, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance. These statements are often, but not always, made through the use of words or phrases such as "anticipate," "believe," "can," "could," "may," "predict," "assume," "potential," "should," "will," "estimate," "plan," "project," "continuing," "ongoing," "expect," "intend" and similar words or phrases. All forward-looking statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that may turn out to be inaccurate and could cause actual results to differ materially from those expressed in them. Many risks and uncertainties are inherent in our industry and markets. Others are more specific to our business and operations. Important factors that could cause actual events or results to differ materially from those indicated in such statements include, but are not limited to: changes in the business practices of the GSEs that may impact the use of private mortgage insurance as credit enhancement; our ability to remain an eligible mortgage insurer under the PMIERs, including the financial requirements, and other requirements of the GSEs, which they may change at any time; retention of our existing certificates of authority in each state and the District of Columbia (D.C.) and our ability to remain a mortgage insurer in good standing in each state and D.C.; our future profitability, liquidity and capital resources; actions of existing competitors, including governmental agencies like

EXHIBIT 99.1

the Federal Housing Administration (FHA) and the Veterans Administration (VA), and potential market entry by new competitors or consolidation of existing competitors; developments in the world's financial and capital markets and our access to such markets, including reinsurance; adoption of new or changes to existing laws and regulations that impact our business or financial condition directly or the mortgage insurance industry generally or their enforcement and implementation by regulators; changes to the GSEs' role in the secondary mortgage market or other changes that could affect the residential mortgage industry generally or mortgage insurance in particular; potential future lawsuits, investigations or inquiries or resolution of current lawsuits or inquiries; changes in general economic, market and political conditions and policies, interest rates, inflation and investment results or other conditions that affect the housing market or the markets for home mortgages or mortgage insurance; our ability to successfully execute and implement our capital plans, including our ability to access the reinsurance market and to enter into, and receive approval of, reinsurance arrangements on terms and conditions that are acceptable to us, the GSEs and our regulators; our ability to implement our business strategy, including our ability to write mortgage insurance on high quality low down payment residential mortgage loans, implement successfully and on a timely basis, complex infrastructure, systems, procedures, and internal controls to support our business and regulatory and reporting requirements of the insurance industry; our ability to attract and retain a diverse customer base, including the largest mortgage originators; failure of risk management or pricing or investment strategies; emergence of unexpected claims and coverage issues, including claims exceeding our reserves or amounts we expected to experience; potential adverse impacts arising from recent natural disasters, including, with respect to the affected areas, a decline in new business, adverse effects on home prices, and an increase in notices of default on insured mortgages; the inability of our counter-parties, including third party reinsurers, to meet their obligations to us; our ability to utilize our net operating loss carryforwards, which could be limited or eliminated in various ways, including if we experience an ownership change as defined in Section 382 of the Internal Revenue Code; failure to maintain, improve and continue to develop necessary information technology systems or the failure of technology providers to perform; and, our ability to recruit, train and retain key personnel. These risks and uncertainties also include, but are not limited to, those set forth under the heading "Risk Factors" detailed in Item 1A of Part I of our Annual Report on Form 10-K for the year ended December 31, 2016, as subsequently updated through other reports we file with the SEC. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. We caution you not to place undue reliance on any forward-looking statement, which speaks only as of the date on which it is made, and we undertake no obligation to publicly update or revise any forward-looking statement to reflect new information, future events or circumstances that occur after the date on which the statement is made or to reflect the occurrence of unanticipated events except as required by law.

Investor Contact
John M. Swenson
Vice President, Investor Relations and Treasury
john.swenson@nationalmi.com
(510) 788-8417

Press Contact
Mary McGarity
Strategic Vantage Mortgage Public Relations
(203) 513-2721
MaryMcGarity@StrategicVantage.com

EXHIBIT 99.1

Consolidated statements of operations and comprehensive income	For the three months ended September 30,		For the nine months ended September 30,
	2017	2016	2017	2016
Revenues	(In Thousands, except for share data)
Net premiums earned	$44,519	$31,808	$115,661	$77,656
Net investment income	4,170	3,544	11,885	10,117
Net realized investment gains (losses)	69	66	198	(758)
Other revenues	195	102	461	172
Total revenues	48,953	35,520	128,205	87,187
Expenses
Insurance claims and claims expenses	957	664	2,965	1,592
Underwriting and operating expenses	24,645	24,037	78,682	69,943
Total expenses	25,602	24,701	81,647	71,535
Other expense
Loss from change in fair value of warrant liability	(502)	(797)	(679)	(187)
Interest expense	(3,352)	(3,733)	(10,146)	(11,072)
Total other expense	(3,854)	(4,530)	(10,825)	(11,259)

Income before income taxes	19,497	6,289	35,733	4,393
Income tax expense	7,185	114	11,917	114
Net income	$12,312	$6,175	$23,816	$4,279

Earnings per share
Basic	$0.21	$0.10	$0.40	$0.07
Diluted	$0.20	$0.10	$0.38	$0.07

Weighted average common shares outstanding
Basic	59,883,629	59,130,401	59,680,166	59,047,758
Diluted	63,088,958	60,284,746	62,773,333	59,861,916

Loss Ratio(1)	2.1%	2.1%	2.6%	2.1%
Expense Ratio(2)	55.4	75.6	68.0	90.1
Combined ratio	57.5%	77.7%	70.6%	92.2%

Net income	$12,312	$6,175	$23,816	$4,279
Other comprehensive income, net of tax:
Net unrealized gain (loss) in accumulated other comprehensive income, net of tax expense of $366 and $0 for the three months ended September 30, 2017 and 2016, respectively, and $2,439 and $0 for the nine months ended September 30, 2017 and 2016	768	(82)	4,786	17,690
Reclassification adjustment for realized losses (gains) included in net income, net of tax expense of $24 and $0 for the three months ended September 30, 2017 and 2016, respectively, and $69 and $0 for the nine months ended September 30, 2017 and 2016	(45)	(66)	(129)	758
Other comprehensive income, net of tax	723	(148)	4,657	18,448
Comprehensive income	$13,035	$6,027	$28,473	$22,727
(1) Loss ratio is calculated by dividing the provision for insurance claims and claims expenses by net premiums earned.
(2) Expense ratio is calculated by dividing other underwriting and operating expenses by net premiums earned.

EXHIBIT 99.1

Consolidated balance sheets	September 30, 2017	December 31, 2016 (1)
Assets	(In Thousands, except for share data)
Fixed maturities, available-for-sale, at fair value (amortized cost of $687,284 and $630,688 as of September 30, 2017 and December 31, 2016, respectively)	$692,729	$628,969
Cash and cash equivalents	20,698	47,746
Premiums receivable	21,056	13,728
Accrued investment income	4,598	3,421
Prepaid expenses	2,651	1,991
Deferred policy acquisition costs, net	36,101	30,109
Software and equipment, net	21,767	20,402
Intangible assets and goodwill	3,634	3,634
Prepaid reinsurance premiums	39,915	37,921
Deferred tax asset, net	38,490	51,434
Other assets	4,973	542
Total assets	$886,612	$839,897

Liabilities
Term loan	$143,969	$144,353
Unearned premiums	161,345	152,906
Accounts payable and accrued expenses	22,028	25,297
Reserve for insurance claims and claim expenses	6,123	3,001
Reinsurance funds withheld	33,105	30,633
Deferred ceding commission	4,971	4,831
Warrant liability, at fair value	4,046	3,367
Total liabilities	375,587	364,388
Commitments and contingencies

Shareholders' equity
Common stock - class A shares, $0.01 par value; 59,928,092 and 59,145,161 shares issued and outstanding as of September 30, 2017 and December 31, 2016, respectively (250,000,000 shares authorized)	599	591
Additional paid-in capital	583,447	576,927
Accumulated other comprehensive loss, net of tax	(630)	(5,287)
Accumulated deficit	(72,391)	(96,722)
Total shareholders' equity	511,025	475,509
Total liabilities and shareholders' equity	$886,612	$839,897
(1)The 2016 prior period balance sheet has been revised. Please refer to our Form 10-Q for the quarter ended September 30, 2017 for further details.

EXHIBIT 99.1

Historical Quarterly Data	2017			2016
	September 30	June 30	March 31	December 31 (4)	September 30	June 30
Revenues	(In Thousands, except for share data)
Net premiums earned	$44,519	$37,917	$33,225	$32,825	$31,808	$26,041
Net investment income	4,170	3,908	3,807	3,634	3,544	3,342
Net realized investment gains (losses)	69	188	(58)	65	66	61
Other revenues	195	185	80	105	102	37
Total revenues	48,953	42,198	37,054	36,629	35,520	29,481
Expenses
Insurance claims and claims expenses	957	1,373	635	800	664	470
Underwriting and operating expenses	24,645	28,048	25,989	23,281	24,037	23,234
Total expenses	25,602	29,421	26,624	24,081	24,701	23,704

Other expense (1)	(3,854)	(3,281)	(3,690)	(5,490)	(4,530)	(3,766)

Income before income taxes	19,497	9,496	6,740	7,058	6,289	2,011
Income tax expense (benefit)	7,185	3,484	1,248	(52,664)	114	—
Net income	$12,312	$6,012	$5,492	$59,722	$6,175	$2,011

Earnings per share
Basic	$0.21	$0.10	$0.09	$1.01	$0.10	$0.03
Diluted	$0.20	$0.10	$0.09	$0.98	$0.10	$0.03

Weighted average common shares outstanding
Basic	59,883,629	59,823,396	59,183,973	59,140,011	59,130,401	59,105,613
Diluted	63,088,958	63,010,362	62,338,856	61,229,338	60,284,746	59,830,899

Other data
Loss Ratio (2)	2.1%	3.6%	1.9%	2.4%	2.1%	1.8%
Expense Ratio (3)	55.4%	74.0%	78.2%	70.9%	75.6%	89.2%
Combined ratio	57.5%	77.6%	80.1%	73.3%	77.7%	91.0%
(1) Other expense includes the gain from change in fair value of warrant liability, gain from settlement of warrants, and interest expense.
(2) Loss ratio is calculated by dividing the provision for insurance claims and claims expenses by net premiums earned.
(3) Expense ratio is calculated by dividing other underwriting and operating expenses by net premiums earned.
(4) The Q4 2016 quarterly data has been revised. Please refer to our Form 10-Q for the quarter ended September 30, 2017 for further details.

EXHIBIT 99.1

New Insurance Written (NIW), Insurance in Force (IIF) and Premiums
The tables below present primary and pool NIW and IIF, as of the dates and for the periods indicated.

Primary NIW	Three months ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
	(In Millions)
Monthly	$4,833	$4,099	$2,892	$3,904	$4,162	$3,700
Single	1,282	938	667	1,336	1,695	2,138
Primary	$6,115	$5,037	$3,559	$5,240	$5,857	$5,838

Primary and pool IIF	As of
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
	(In Millions)
Monthly	$28,707	$24,865	$21,511	$19,205	$16,038	$12,529
Single	14,552	13,764	13,268	12,963	12,190	11,095
Primary	43,259	38,629	34,779	32,168	28,228	23,624

Pool	3,330	3,447	3,545	3,650	3,826	3,999
Total	$46,589	$42,076	$38,324	$35,818	$32,054	$27,623

The following table presents the amounts related to the 2016 QSR transaction, for the last five quarters.

	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
	(In Thousands)
Ceded risk-in-force	$2,682,982	$2,403,027	$2,167,745	$2,008,385	$1,778,235
Ceded premiums written	(14,389)	(12,034)	(10,292)	(11,576)	(38,977)
Ceded premiums earned	(13,393)	(11,463)	(9,865)	(9,746)	(2,885)
Ceded claims and claims expenses	277	342	268	206	90
Ceding commission written	2,878	2,407	2,058	2,316	7,795
Ceding commission earned	2,581	2,275	2,065	1,752	551
Profit commission	7,758	6,536	5,651	5,642	1,641

EXHIBIT 99.1

Portfolio Statistics
The table below highlights trends in our primary portfolio as of the date and for the periods indicated.

Primary portfolio trends	As of and for the three months ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
	($ Values In Millions)
New insurance written	$6,115	$5,037	$3,559	$5,240	$5,857	$5,838
New risk written	1,496	1,242	868	1,244	1,415	1,411
Insurance in force (1)	43,259	38,629	34,779	32,168	28,228	23,624
Risk in force (1)	10,572	9,417	8,444	7,790	6,847	5,721
Policies in force (count) (1)	180,089	161,195	145,632	134,662	119,002	100,547
Average loan size (1)	$0.240	0.240	0.239	0.239	0.237	0.235
Weighted-average coverage (2)	24.4%	24.4%	24.3%	24.2%	24.3%	24.2%
Loans in default (count)	350	249	207	179	115	79
Percentage of loans in default	0.2%	0.2%	0.1%	0.1%	0.1%	0.1%
Risk in force on defaulted loans	$19	$14	$12	$10	$6	$4
Average premium yield (3)	0.43%	0.41%	0.40%	0.44%	0.48%	0.47%
Earnings from cancellations	$4.3	$3.8	$2.5	$5.1	$5.8	$3.5
Annual persistency (4)	85.1%	83.1%	81.3%	80.7%	81.8%	83.3%
Quarterly run-off (5)	3.8%	3.4%	2.9%	4.6%	5.3%	4.2%

(1)	Reported as of the end of the period.

(2)	Calculated as end of period risk in force (RIF) divided by IIF.

(3)	Calculated as net primary and pool premiums earned, net of reinsurance, divided by average gross IIF for the period, annualized.
(4)     Defined as the percentage of IIF that remains on our books after any 12-month period.

(5)	Defined as the percentage of IIF that are no longer on our books after any 3-month period
The tables below present our total primary NIW by FICO, loan-to-value (LTV) ratio, and purchase/refinance mix for the periods indicated.

Primary NIW by FICO	For the three months ended
	September 30, 2017	June 30, 2017	September 30, 2016
	($ In Millions)
>= 760	$2,806	$2,376	$2,975
740-759	934	793	934
720-739	807	626	725
700-719	697	568	588
680-699	456	368	387
<=679	415	306	248
Total	$6,115	$5,037	$5,857
Weighted average FICO	747	749	753

EXHIBIT 99.1

Primary NIW by LTV	For the three months ended
	September 30, 2017	June 20, 2017	September 30, 2016
	(In Millions)
95.01% and above	$722	$474	$347
90.01% to 95.00%	2,714	2,297	2,557
85.01% to 90.00%	1,765	1,506	1,844
85.00% and below	914	760	1,109
Total	$6,115	$5,037	$5,857
Weighted average LTV	92.3%	92.2%	91.7%

Primary NIW by purchase/refinance mix	For the three months ended
	September 30, 2017	June 30, 2017	September 30, 2016
	(In Millions)
Purchase	$5,387	$4,518	$4,400
Refinance	728	519	1,457
Total	$6,115	$5,037	$5,857
The table below presents a summary of our primary IIF and RIF by book year as of the dates indicated.

Primary IIF and RIF	As of September 30, 2017
	IIF	RIF
	(In Millions)
September 30, 2017	$14,315	$3,508
2016	18,684	4,520
2015	8,742	2,167
2014	1,479	368
2013	39	9
Total	$43,259	$10,572
The tables below present our total primary IIF and RIF by FICO and LTV and total primary RIF by loan type as of the dates indicated.

Primary IIF by FICO	As of
	September 30, 2017	June 30, 2017	September 30, 2016
	(In Millions)
>= 760	$21,329	$19,224	$14,258
740-759	6,983	6,269	4,612
720-739	5,547	4,927	3,648
700-719	4,505	3,973	2,813
680-699	2,942	2,615	1,863
<=679	1,953	1,621	1,034
Total	$43,259	$38,629	$28,228

EXHIBIT 99.1

Primary RIF by FICO	As of
	September 30, 2017	June 30, 2017	September 30, 2016
	(In Millions)
>= 760	$5,251	$4,720	3,470
740-759	1,713	1,535	1,130
720-739	1,349	1,198	887
700-719	1,092	960	680
680-699	707	627	443
<=679	460	377	237
Total	$10,572	$9,417	$6,847

Primary IIF by LTV	As of
	September 30, 2017	June 30, 2017	September 30, 2016
	(In Millions)
95.01% and above	$3,038	$2,367	$1,363
90.01% to 95.00%	19,562	17,441	12,644
85.01% to 90.00%	13,437	12,157	9,157
85.00% and below	7,222	6,664	5,064
Total	$43,259	$38,629	$28,228

Primary RIF by LTV	As of
	September 30, 2017	June 30, 2017	September 30, 2016
	(In Millions)
95.01% and above	$822	$648	$380
90.01% to 95.00%	5,722	5,120	3,725
85.01% to 90.00%	3,205	2,893	2,174
85.00% and below	823	756	568
Total	$10,572	$9,417	$6,847

Primary RIF by Loan Type	As of
	September 30, 2017	June 30, 2017	September 30, 2016

Fixed	98%	98%	98%
Adjustable rate mortgages:
Five years and longer	2	2	2
Total	100%	100%	100%
The table below presents a summary of the change in total primary IIF during the periods indicated.

Primary IIF	For the three months ended
	September 30, 2017	June 30, 2017	September 30, 2016
	(In Millions)
IIF, beginning of period	$38,629	$34,779	$23,624
NIW	6,115	5,037	5,857
Cancellations and other reductions	(1,485)	(1,187)	(1,253)
IIF, end of period	$43,259	$38,629	$28,228

EXHIBIT 99.1

Geographic Dispersion
The following table shows the distribution by state of our primary RIF as of the periods indicated.

Top 10 primary RIF by state	As of
	September 30, 2017	June 30, 2017	September 30, 2016
California	13.6%	13.8%	13.2%
Texas	7.6	7.5	6.8
Virginia	5.6	6.0	6.6
Arizona	4.4	4.2	3.8
Florida	4.3	4.4	4.7
Colorado	3.8	3.9	4.0
Michigan	3.7	3.6	3.9
Pennsylvania	3.6	3.6	3.6
Utah	3.6	3.7	3.6
Maryland	3.6	3.7	3.6
Total	53.8%	54.4%	53.8%
The following table shows portfolio data by book year, as of September 30, 2017.

	As of September 30, 2017
Book year	Original Insurance Written	Remaining Insurance in Force	% Remaining of Original Insurance	Policies Ever in Force	Number of Policies in Force	Number of Loans in Default	# of Claims Paid	Incurred Loss Ratio (Inception to Date) (1)	Cumulative default rate (2)
	($ Values in Millions)
2013	$162	$39	24%	655	201	—	1	0.2%	0.2%
2014	3,451	1,479	43%	14,786	7,451	54	9	3.8%	0.4%
2015	12,422	8,742	70%	52,548	39,727	164	14	2.9%	0.3%
2016	21,187	18,684	88%	83,626	76,095	119	3	1.6%	0.1%
2017	$14,711	$14,315	97%	57,800	56,615	13	—	0.5%	—
Total	$51,933	$43,259		209,415	180,089	350	27

(1)	The ratio of claims incurred (paid and reserved) divided by cumulative premiums earned, net of reinsurance.

(2)	The sum of claims paid ever to date and notices of default as of the end of the period divided by policies ever in force.

EXHIBIT 99.1

The following table provides a reconciliation of the beginning and ending reserve balances for primary insurance claims and claims expenses:

	For the three months ended		For the nine months ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016

	(In Thousands)
Beginning balance	$5,048	$1,475	$3,001	$679
Less reinsurance recoverables (1)	(899)	—	(297)	—
Beginning balance, net of reinsurance recoverables	4,149	1,475	2,704	679

Add claims incurred:
Claims and claim expenses incurred:
Current year (2)	1,215	690	3,546	1,803
Prior years (3)	(258)	(29)	(581)	(214)
Total claims and claims expenses incurred	957	661	2,965	1,589

Less claims paid:
Claims and claim expenses paid:
Current year (2)	—	—	—	—
Prior years (3)	157	93	720	225
Total claims and claim expenses paid	157	93	720	225

Reserve at end of period, net of reinsurance recoverables	4,949	2,043	4,949	2,043
Add reinsurance recoverables (1)	1,174	90	1,174	90
Ending balance	$6,123	$2,133	$6,123	$2,133
(1) Related to ceded losses recoverable on our 2016 quota-share reinsurance transaction, included in "Other Assets" on the Condensed Consolidated Balance Sheet.
(2) Related to insured loans with their most recent defaults occurring in the current year. For example, if a loan had defaulted in a prior year and subsequently cured and later re-defaulted in the current year, that default would be included in the current year.
(3) Related to insured loans with defaults occurring in prior years, which have been continuously in default since that time.
The following table provides a reconciliation of the beginning and ending count of loans in default for the periods indicated.

	For the three months ended		For the nine months ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Beginning default inventory	249	79	179	36
Plus: new defaults	208	69	479	158
Less: cures	(103)	(30)	(292)	(73)
Less: claims paid	(4)	(3)	(16)	(6)
Ending default inventory	350	115	350	115

EXHIBIT 99.1

The following tables provide details of our claims and reserves for the periods indicated, before claims paid covered under the 2016 QSR Transaction.

	For the three months ended		For the nine months ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
	($ Values In Thousands)
Number of claims paid	4	3	16	6
Total amount paid for claims	$160	$93	$731	$225
Average amount paid per claim	$40	$31	$46	$32
Severity(1)	73%	53%	83%	62%
(1) Severity represents the total amount of claims paid divided by the related RIF on the loan at the time the claim is perfected.

Average reserve per default:	As of September 30, 2017	As of September 30, 2016
	(In Thousands)
Case (1)	$16	$17
IBNR	1	1
Total	$17	$18

(1)Defined as the gross reserve per insured loan in default.
The following table provides a comparison of the PMIERs financial requirements as reported by National MI as of the dates indicated.

	As of
	September 30, 2017	June 30, 2017	September 30, 2016
	(In thousands)
Available assets	$495,182	$485,019	$488,635
Risk-based required assets	356,207	298,091	320,609